                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                   FORM 8-K/A

                                     No. 1

                                 CURRENT REPORT

                                   ---------

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act 1934


           Date of Report (Date of earliest reported); August 14, 1998


                             SL GREEN REALTY CORP.
                 (Exact name of Registrant specified its Charter)



                                    Maryland
                            (State of Incorporation)


       1-13199                                             13-3956775
(Commission File Number)                            (IRS Employer Id. Number)


                              70 West 36th Street                 10018
                              New York, New York                (Zip Code)
                   (Address of principal executive offices)

                                 (212) 594-2700
             (Registrant's telephone number, including area code)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, dated August 14, 1998 (filed with the Securities and Exchange Commission on August 20, 1998), as set forth in the pages attached hereto.

     Item 7. Financial Statements and Exhibits

     (a) and (b) Financial Statements of Property Acquired
                 and Pro Forma Financial Information

     Unaudited Pro Forma Condensed Financial Information
     Pro Forma Balance Sheet (unaudited) as of June 30, 1998.
     Pro Forma Income Statement (unaudited) for the six months ended June 30, 1998.
     Pro Forma Income Statement (unaudited) for the year ended
     December 31, 1997.
     Notes to the Pro Forma Financial Information

1412 Broadway
     Report of Independent Auditors
     Statement of Revenues and Certain Expenses for the Fiscal Year ended April 30, 1998
     Notes to the Statement of Revenues and Certain Expenses


     (c) Exhibits

         None

                                  SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  SL GREEN REALTY CORP.



                                  By: /s/ Ann Iseley
                                      ----------------------------
                                      Ann Iseley
                                      Chief Financial Officer




Date: October 28, 1998

                               SL GREEN REALTY CORP.

                      PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

    The unaudited pro forma consolidated balance sheet of SL Green Realty
Corp. ("the Company") as of June 30, 1998 has been prepared as if the acquisition of 1412 Broadway and the 711 Third Avenue Fee Interest had been consummated on June 30, 1998. The unaudited pro forma consolidated statement of operations for the year ended December 31, 1997 is presented as if the Company's Initial Public Offering (the "IPO"), Formation Transactions (as defined in the Company's registration statement on Form S-11 dated August 14,
1997), the secondary offering of common stock and initial offering of Preferred Stock (the "1998 Offerings"), and the purchase of 110 East 92nd Street, 17 Battery Place and 633 Third Avenue, (the "1997 Acquired Properties"),
420 Lexington Avenue, 1466 Broadway, 321 West 44th Street (the "1998 Acquired Properties"), 711 Third Avenue, 440 Ninth Avenue and 1412 Broadway occurred at January 1, 1997 and the effect thereof was carried forward through the year.

     The pro forma consolidated financial statements do not purport to represent what the Company's financial position or results of operations would have been assuming the completion of the IPO, Formation Transactions, the 1998 Offerings and the purchase of the 1998 and 1997 Acquired Properties, 711 Third Avenue, 440 Ninth Avenue and 1412 Broadway had occurred at the beginning of the period indicated, nor do they purport to project the Company's financial position or results of operations at any future date or for any future period. These pro forma consolidated financial statements should be read in conjunction with Company's registration statements on Form S-11 dated August 20, 1997 and May 13, 1998. The historical consolidated financial statements for the period August 21,1997 to December 31, 1997 and the historical SL Green Predecessor combined financial statements for the period January 1, 1997 to August 20, 1997 should be read in conjunction with the Company's report on Form 10-K. The historical consolidated financial statements for the six months ended June 30, 1998 should be read in conjunction with the Company's report on Form 10-Q for the quarterly period ended June 30, 1998.

                             SL GREEN REALTY CORP.

                      PRO FORMA CONSOLIDATED BALANCE SHEET

                              AS OF JUNE 30, 1998

                                  (UNAUDITED)

                             (DOLLARS IN THOUSANDS)

                                                                       SL GREEN
                                                                     REALTY CORP.   PURCHASE OF      ACQUIRED     COMPANY
                                                                      HISTORICAL   1412 BROADWAY   FEE INTEREST  PRO FORMA
                                                                         (A)            (B)            (C)      AS ADJUSTED
                                                                     ------------  --------------  -----------  -----------
ASSETS
  Commercial real estate property, at cost:
  Land.............................................................   $   76,395     $   16,400                  $  92,795
  Buildings and improvements.......................................      411,917         65,600                    477,517
  Building leasehold...............................................       83,263                                    83,263
  Property under capital lease.....................................       12,208                                    12,208
                                                                     ------------  --------------  -----------  -----------
                                                                         583,783         82,000                    665,783
    Less accumulated depreciation..................................      (29,523)                                  (29,523)
                                                                     ------------  --------------  -----------  -----------
                                                                         554,260         82,000                    636,260
  Cash and cash equivalents........................................       38,478                      $(20,000)     18,478
  Restricted cash..................................................       20,237                                    20,237
  Receivables......................................................        3,559                                     3,559
  Related party receivables........................................        2,382                                     2,382
  Deferred rents receivable, net of provision for doubtful accounts
    of $1,317......................................................       14,698                                    14,698
  Investment in Service Corporations...............................        1,432                                     1,432
  Mortgage loan receivable.........................................       21,769                                    21,769
  Investment in real estate partnership............................                                    20,000       20,000
  Deferred costs, net..............................................        7,689                                     7,689
  Other assets.....................................................        7,902                                     7,902
                                                                     ------------  --------------  -----------  -----------
    Total assets...................................................   $  672,406     $   82,000       $  0       $ 754,406
                                                                     ------------  --------------  -----------  -----------
                                                                     ------------  --------------  -----------  -----------
LIABILITIES AND STOCKHOLDERS' EQUITY
  Mortgage notes payable...........................................   $   51,860                                 $  51,860
  Revolving credit facility........................................                      82,000                     82,000
  Accrued interest payable.........................................          363                                       363
  Accounts payable and accrued expenses............................       12,378                                    12,378
  Accounts payable to related parties..............................          690                                       690
  Capitalized lease obligations....................................       14,612                                    14,612
  Dividend and distributions payable...............................       10,281                                    10,281
  Deferred land lease payable......................................        9,065                                     9,065
  Security deposits................................................       16,140                                    16,140
                                                                     ------------  --------------  -----------  -----------
    Total liabilities..............................................      115,389         82,000                    197,389
                                                                     ------------  --------------  -----------  -----------
  Minority interest in Operating Partnership.......................       40,699                                    40,699
  8% Preferred Income Equity Redeemable Stock                            109,771                                   109,771
STOCKHOLDERS' EQUITY
  Common stock.....................................................          238                                       238
  Additional paid-in capital.......................................      413,404                                   413,304
  Officers' loans..................................................         (627)                                     (627)
  Distributions in excess of earnings..............................       (6,468)                                   (6,468)
                                                                     ------------  --------------  -----------  -----------
    Total stockholders' equity.....................................      406,547                                   406,547
                                                                     ------------  --------------  -----------  -----------
    Total liabilities and stockholders' equity.....................   $  672,406     $   82,000                  $ 754,406
                                                                     ------------  --------------  -----------  -----------
                                                                     ------------  --------------  -----------  -----------

                             SL GREEN REALTY CORP.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE SIX MONTHS ENDED JUNE 30, 1998
                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                                                              SL GREEN
                                                               REALTY        1998                        1998
                                                                CORP.      ACQUIRED         1412       FINANCING
                                                             HISTORICAL   PROPERTIES      BROADWAY    ADJUSTMENTS
                                                                 (A)          (B)           (C)            (D)
                                                             -----------  -----------  -------------  -------------
Revenues
  Rental revenue...........................................   $  48,730    $13,011          $4,082
  Escalations and reimbursement revenues...................       6,150      2,046             552
  Investment income........................................       1,565
  Other income.............................................           4        556             355
                                                             -----------  -----------  -------------  -------------
      Total revenues.......................................      56,449     15,613           4,989
                                                             -----------  -----------  -------------  -------------
  Equity in loss from Service Corporations.............             (49)
                                                             -----------  -----------  -------------  -------------
Expenses
  Operating expenses.......................................      19,236      7,456           1,005
  Interest.................................................       7,371                                $  (4,378)
  Depreciation and amortization............................       6,644      1,696             820
  Real estate taxes........................................       8,754      3,084             872
  Marketing, general and administrative....................       2,382
                                                             -----------  -----------  -------------  -------------
      Total expenses.......................................      44,387     12,236           2,697        (4,378)
                                                             -----------  -----------  -------------  -------------
  Income before minority interest preferred stock
    dividends and accretion and extraordinary item..........     12,013      3,377           2,292         4,378
  Minority interest in operating partnership...............      (1,552)
                                                             -----------  -----------  -------------  -------------
  Income (loss) before preferred stock dividends and
   accretion and extraordinary item........................      10,461    $ 3,377          $2,292         4,378
                                                             -----------  -----------  -------------  -------------
                                                             -----------  -----------  -------------  -------------


Mandatory preferred stock dividends and accretion (H)......     (1,191)
Pro forma income before extraordinary item available to      ----------
  common shareholders......................................  $   9,270
                                                             ----------
                                                             ----------
Pro forma/historical income before extraordinary item
  available per common share - basic (I).....................$     0.60
                                                             ----------
                                                             ----------
Pro forma/historical income before extraordinary item
  available per common share - diluted (I)...................$     0.60
                                                             ----------
                                                             ----------



                                                                   PRO             COMPANY
                                                                  FORMA              PRO
                                                               ADJUSTMENTS          FORMA
                                                               -----------       -----------
Revenues
  Rental revenue...........................................                      $  65,823
  Escalations and reimbursement revenues...................                          8,748
  Investment income........................................     $     368(E)         1,933
  Other income.............................................                            915
                                                               -----------        -----------
      Total revenues.......................................           368           77,419
                                                               -----------        -----------
  Equity in loss from Service Corporations...................                          (49)
                                                               -----------        -----------
Expenses
  Operating expenses.......................................           394(F)        28,091
  Interest.................................................         2,870(C)         5,863
  Depreciation and amortization............................                          9,160
  Real estate taxes........................................                         12,710
  Marketing, general and administrative....................                          2,382
                                                               -----------       -----------
      Total expenses.......................................         3,264           58,206
                                                               -----------       -----------
  Income (loss) before minority interest and extraordinary
    item...................................................        (2,896)          19,164
  Minority interest in operating partnership...............           222(G)        (1,330)
                                                               -----------       -----------
    Income (loss) before extraordinary item................    $   (2,674)          17,834
                                                               -----------
                                                               -----------
Mandatory preferred stock dividends and accretion (H)......                         (4,864)
                                                                                 -----------

Pro forma income before extraordinary item available to
  common shareholders......................................                      $  12,970
                                                                                 -----------
                                                                                 -----------

Pro forma/historical income before extraordinary item available per              $    0.55
  common share - basic (I).................................                      -----------
                                                                                 -----------
Pro forma/historical income before extraordinary item available per
  common share - diluted (I)...............................                      $    0.54
                                                                                 -----------
                                                                                 -----------

                             SL GREEN REALTY CORP.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                                                                                                IPO/FORMATION TRANSACTIONS
                                                                                         -----------------------------------------
                                                              SL GREEN                    ACQUISITION      EQUITY
                                                               REALTY       SL GREEN          OF         CONVERSION        IPO
                                                                CORP.      PREDECESSOR   PARTNERSHIPS'     SERVICE     ACQUISITION
                                                             HISTORICAL    HISTORICAL      INTERESTS    CORPORATIONS   PROPERTIES
                                                                 (A)           (B)            (C)            (D)           (E)
                                                             -----------  -------------  -------------  -------------  -----------
Revenues
  Rental revenue...........................................   $  20,033     $   4,107      $  13,079                    $  12,254
  Escalations and reimbursement revenues...................       2,205           792            859                        1,644
  Management revenues......................................                     1,268                     $  (1,268)
  Leasing commissions......................................         484         3,464                        (3,464)
  Construction revenues....................................                        77                           (77)
  Investment income........................................         485
  Other income.............................................                        16             89            (11)        1,582
                                                             -----------       ------    -------------  -------------  -----------
      Total revenues.......................................      23,207         9,724         14,027         (4,820)       15,480
                                                             -----------       ------    -------------  -------------  -----------
  Equity in net income (loss) in Service Corporations......        (101)                                      1,948
  Equity in net (loss) from uncombined joint ventures......                      (770)           770
                                                             -----------       ------    -------------  -------------  -----------
Expenses
  Operating expenses.......................................       7,077         2,722          4,984         (1,000)        3,679
  Interest.................................................       2,135         1,062          5,320
  Depreciation and amortization............................       2,815           811          2,457            (48)        1,390
  Real estate taxes........................................       3,498           705          1,741                        2,714
  Marketing, general and administrative....................         948         2,189                        (1,521)
                                                             -----------       ------    -------------  -------------  -----------
      Total expenses.......................................      16,473         7,489         14,502         (2,569)        7,783
                                                             -----------       ------    -------------  -------------  -----------
  Income (loss) before minority interest and extraordinary
    item...................................................       6,633         1,465            295           (303)        7,697
  Minority interest in operating partnership...............      (1,074)
                                                             -----------       ------    -------------  -------------  -----------
    Income (loss) before extraordinary item................   $   5,559     $   1,465      $     295      $    (303)    $   7,697
                                                             -----------       ------    -------------  -------------  -----------
                                                             -----------       ------    -------------  -------------  -----------
Mandatory preferred stock dividends and accretion (Q)......
Pro forma income before extraordinary item available to
  common shareholders......................................
Pro forma/historical income before extraordinary item
  available per common share - basic (R).................... $     0.30
                                                             ----------
                                                             ----------
Pro forma/historical income before extraordinary item
  available per common share - diluted (R).................. $     0.30
                                                             ----------
                                                             ----------

                                                              IPO        1997       1998
                                                           FINANCING   ACQUIRED   ACQUIRED  711 AND 440   Purchase of      PRO
                                                          ADJUSTMENTS PROPERTIES PROPERTIES ACQUISITIONS 1412 Broadway    FORMA
                                                              (F)         (G)        (H)         (I)          (R)      ADJUSTMENTS
                                                          ----------- ---------- ---------- ------------ ------------- -----------
Revenues
  Rental revenue..........................................             $  17,725  $  36,993   $  14,766    $   8,376
  Escalations and reimbursement revenues..................                 1,390      7,628       1,498          619
  Management revenues.....................................
  Leasing commissions.....................................                                                             $    (484)(L)
  Construction revenues...................................
  Investment income.......................................                 1,782                                             736 (M)
  Other income............................................                    96      1,006         915          394
                                                           ---------   ---------  ---------   ---------    ---------   ---------
      Total revenues......................................                20,993     45,627      17,179        9,389         252
                                                           ---------   ---------  ---------   ---------    ---------   ---------
  Equity in net income (loss) in Service Corporations.....                                                                   484(L)
  Equity in net (loss) from uncombined joint ventures.....
                                                           ---------   ---------  ---------   ---------    ---------   ---------
Expenses
  Operating expenses......................................                 6,747     23,731       6,954        2,397       2,146(O)
  Interest................................................ $  (3,008)                                                      5,740(R)
  Depreciation and amortization...........................       (16)      2,269      4,146       2,220        1,640         504(J)
  Real estate taxes.......................................                 3,267      8,217       3,797        1,786
  Marketing, general and administrative...................                                                                   961(K)
                                                           ---------   ---------  ---------   ---------    ---------   ---------
      Total expenses......................................    (3,024)     12,283     36,094      12,971        5,823       9,351
                                                           ---------   ---------  ---------   ---------    ---------   ---------
  Income (loss) before minority interest and extraordinary
    item..................................................     3,024       8,710      9,533       4,208        3,566      (8,615)
  Minority interest in operating partnership..............                                                                (1,389)(N)
                                                           ---------   ---------  ---------   ---------    ---------   ---------
    Income (loss) before extraordinary item............... $   3,024   $   8,710  $   9,533   $   4,208    $   3,566   $ (10,004)
                                                           ---------   ---------  ---------   ---------    ---------   ---------
                                                           ---------   ---------  ---------   ---------    ---------   ---------
Mandatory preferred stock dividends and accretion (P).....

Pro forma income before extraordinary item available to
  common shareholders.....................................

Pro forma income before extraordinary item available per
  common share - basic (Q)................................

Pro forma income before extraordinary item available per
  common share - diluted (Q)..............................


                                                               COMPANY
                                                                 PRO
                                                                FORMA
                                                             -----------
Revenues
  Rental revenue...........................................   $ 127,333
  Escalations and reimbursement revenues...................      16,635
  Management revenues......................................           0
  Leasing commissions......................................           0
  Construction revenues....................................           0
  Investment income........................................       3,003
  Other income.............................................       4,087
                                                             -----------
      Total revenues.......................................     151,058
                                                             -----------
  Equity in net income (loss) in Service Corporations......       2,331
  Equity in net (loss) from uncombined joint ventures......           0
                                                             -----------
Expenses
  Operating expenses.......................................      59,438
  Interest.................................................      11,249
  Depreciation and amortization............................      18,187
  Real estate taxes........................................      25,725
  Marketing, general and administrative....................       2,577
                                                             -----------
      Total expenses.......................................     117,176
                                                             -----------
  Income (loss) before minority interest and extraordinary
    item...................................................      36,213
  Minority interest in operating partnership...............      (2,463)
                                                             -----------
    Income (loss) before extraordinary item................      33,750

Mandatory preferred stock dividends and accretion (P)......       9,728
                                                             -----------
Pro forma income before extraordinary item available to
  common shareholders......................................   $  24,022
                                                             -----------
                                                             -----------
Pro forma income before extraordinary item available per
  common share - basic (Q).................................   $     1.01
                                                             -----------
                                                             -----------
Pro forma income before extraordinary item available per
  common share - diluted (Q)...............................   $     1.00
                                                             -----------
                                                             -----------

                             SL GREEN REALTY CORP.

              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                                 JUNE 30, 1998
                                  (UNAUDITED)
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

            ADJUSTMENTS TO THE PRO FORMA CONSOLIDATED BALANCE SHEET

    (A) To reflect the consolidated balance sheet of SL Green Realty Corp. as of June 30, 1998.

    (B) To reflect the purchase of 1412 Broadway for $82,000. The Company utilized its credit facility to fund the purchase.

    (C) To reflect the acquisition for a 50% interest in a partnership that owns the fee to 711 Third Avenue. The Company used cash on hand to acquire this partnership interest.

                                   F-5

                             SL GREEN REALTY CORP.
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                                 JUNE 30, 1998
                                  (UNAUDITED)
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                   ADJUSTMENTS TO THE PRO-FORMA STATEMENTS OF OPERATIONS

(A) To reflect the Historical Consolidated Statement of Operations of SL Green Realty Corp. for the six months ended June 30, 1998

(B) To reflect the operations prior to the acquisition of 420 Lexington Avenue and 1466 Broadway for the period January 1, 1998 to March 17, 1998, 321 West 44th Street for the period January 1, 1998 to March 31, 1998, 440 Ninth Avenue for the period January 1, 1998 to May 31, 1998, 711 Third Avenue-Leasehold from January 1, 1998 to May 19, 1998. Historical rental revenue was adjusted for straight line rents as of the acquisition date, historical operating expenses were reduced for management fees and depreciation was calculated based on recorded costs. the 1998 Acquisitions were funded by proceeds from the 1998 Offerings.

                                    711 THIRD AVENUE--LEASEHOLD                440 NINTH AVENUE
                                -----------------------------------   -----------------------------------
                                HISTORICAL   ADJUSTMENT   PRO FORMA   HISTORICAL   ADJUSTMENT   PRO FORMA
                                ----------   ----------   ---------   ----------   ----------   ---------
Revenue:
Rental revenue................   $ 3,873      $   196      $ 4,069      $1,290       $  77       $1,367
Escalation & reimbursement
  revenues....................       135                       135         376                      376
Other income..................       325                       325          22                       22
                                ----------   ----------   ---------   ----------     -----      ---------
    Total revenues............     4,333          196        4,529       1,688          77        1,765
                                ----------   ----------   ---------   ----------     -----      ---------
Expenses:
Operating expenses............     2,085          (66)       2,019         640         (84)         556
Depreciation & amortization...                    629          629                     220          220
Real estate taxes.............     1,026                     1,026         369                      369
                                ----------   ----------   ---------   ----------     -----      ---------
    Total expenses............     3,111          563        3,674       1,009         136        1,145
                                ----------   ----------   ---------   ----------     -----      ---------
Income before minority
  interest....................   $ 1,222      $  (367)     $   855      $  679       $ (59)      $  620
                                ----------   ----------   ---------   ----------     -----      ---------
                                ----------   ----------   ---------   ----------     -----      ---------

                                         420 LEXINGTON                         1466 BROADWAY
                                -----------------------------------   -----------------------------------
                                HISTORICAL   ADJUSTMENT   PRO FORMA   HISTORICAL   ADJUSTMENT   PRO FORMA
                                ----------   ----------   ---------   ----------   ----------   ---------
Revenue:
Rental revenue................    $5,263       $ 182       $5,445       $1,613       $   79      $1,692
Escalation & reimbursement
  revenues....................     1,189                    1,189          158                      158
Other income..................       159                      159           47                       47
                                ----------     -----      ---------   ----------   ----------   ---------
    Total revenues............     6,611         182        6,793        1,818           79       1,897
                                ----------     -----      ---------   ----------   ----------   ---------
Expenses:
Operating expenses............     4,255         (92)       4,163          532          (31)        501
Depreciation & amortization...                   524          524                       267         267
Real estate taxes.............     1,212                    1,212          402                      402
                                ----------     -----      ---------   ----------   ----------   ---------
    Total expenses............     5,467         432        5,899          934          236       1,170
                                ----------     -----      ---------   ----------   ----------   ---------
Income before minority
  interest....................    $1,144       $(250)      $  894       $  884       $ (157)     $  727
                                ----------     -----      ---------   ----------   ----------   ---------
                                ----------     -----      ---------   ----------   ----------   ---------


                                         321 WEST 44th STREET
                                 -----------------------------------    TOTAL
                                 HISTORICAL   ADJUSTMENT   PRO FORMA  PRO FORMA
                                 ----------   ----------   ---------  ---------
Revenue:
Rental revenue................         $406          $32        $438   $13,011
Escalation & reimbursement
  revenues....................          188                      188     2,046
Other income..................            3                        3       556
                                 ----------  -----------   --------- ---------
    Total revenues............          597           32         629    15,613
                                 ----------  -----------   --------- ---------
Expenses:
Operating expenses............          234          (17)        217     7,456
Depreciation & amortization...                        56          56     1,696
Real estate taxes.............           75                       75     3,084
                                 ----------  -----------   ---------  --------
    Total expenses............          309           39         348    12,236
                                 ----------  -----------   ---------  --------
Income before minority
  interest....................         $288          $(7)       $281   $ 3,377
                                 ----------  -----------   ---------  ---------
                                 ----------  -----------   ---------  ---------

(C) To reflect the operations of 1412 Broadway for the six months ended June 30, 1998, historical rental revenue was adjusted for straight line rents as of the Acquisition Date, historical operating expenses were reduced for management fees and depreciation was calculated based on recorded costs. The acquisition was funded by proceeds from the Revolving Credit Facility at a borrowing rate of 7% per annum.





                                                    1412 BROADWAY
                            ----------------------------------------------------------------
                              1998                       1998        PRO FORMA
                            HISTORICAL   ADJUSTMENTS   HISTORICAL   ADJUSTMENTS    PRO FORMA
                            -----------  -----------  -----------  -----------  ------------
Revenues:
  Rental revenue..........   $   7,628    $  (3,756)    $  3,872    $     210    $   4,082
  Escalation
    reimbursement
    revenues..............       1,159         (607)         552                       552
  Investment income.......
  Other income............         559         (204)         355                       355
                            -----------  -----------  -----------  -----------  -----------
      Total revenues......       9,346       (4,567)       4,779          210        4,989
                            -----------  -----------  -----------  -----------  -----------

Expenses:
  Operating expenses......       2,929       (1,751)      1,178         (173)        1,005
  Interest expense........
  Depreciation &
    amortization..........                                               820           820
  Real estate taxes.......       1,778         (906)                                   872
                            -----------  ----------- -----------  -----------  -----------
      Total expenses......       4,707       (2,657)      2,050          647         2,697
                            -----------  ----------- -----------  -----------  -----------
Income before minority
  interest................   $   4,639    $  (1,910)  $   2,729    $    (437)   $    2,292
                            -----------  ----------- -----------  -----------  -----------
                            -----------  ----------- -----------  -----------  -----------

(D) To reduce interest expense for repayment of the Company's Credit Facility and Bridge Facility with proceeds from the 1998 Offerings.

(E) To record interest income from excess proceeds from the 1998 Offerings at a rate of 5% per annum.

(F) To adjust the provision for doubtful accounts based upon 2% of pro forma rental revenue

(G) Represents the 9.3% interest of the minority interest holders in the Operating Partnership less Unit holders 9.3% share of the Preferred Dividends and accretion totaling $452.

(H) Represents additional dividends and accretion on the Preferred Income Equity Mandatory Redeemable Shares being outstanding since January 1, 1997.

(I) Pro Forma income before extraordinary item per common share--basic is based upon 23,792,311 shares of common stock outstanding as of June 30, 1998. Pro Forma income before extraordinary item per common share--diluted is based upon 23,884,311 weighted average shares of common stock outstanding as of June 30, 1998, which gives effect to stock options (the preferred shares are anti-dilutive). As each operating partnership Unit is redeemable for cash, or at the Company's election, for one share of common stock, the calculation of earnings per share upon redemption will be unaffected as unitholders and stockholders share equally on a per unit and per share basis in the net income of the Company. Pursuant to the terms of the Partnership Agreement, the Unit holders that received Units at the IPO may not, for up to two years from the IPO date, transfer any of their rights or redeem their Units as a limited partner without the consent of the Company.

       ADJUSTMENTS TO THE PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

    (A) To reflect the historical consolidated statement of operations of SL Green Realty Corp. for the period August 21, 1997 to December 31, 1997.

    (B) To reflect the historical combined statement of operations of SL Green Predecessor for the period January 1, 1997 to August 20, 1997.

                             SL GREEN REALTY CORP.

                               DECEMBER 31, 1997
                                  (UNAUDITED)
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

    (C) To reflect the period January 1, 1997 to August 20, 1997 operations of 673 First Avenue, 470 Park Avenue South, 29 West 35th Street and 36 West 44th Street (the "Equity Properties") as consolidated entities rather than equity method investees due to the acquistion of 100% of the partnership interests.

                                                                             ACQUISITION OF PARTNERSHIPS' INTERESTS AND
                                                                                  PURCHASE ACCOUNTING ADJUSTMENTS
                                                                       ------------------------------------------------------
                                            ELIMINATE
                                           HISTORICAL    UNCOMBINED        673          470           29             36
                                             AMOUNTS        TOTAL       FIRST AVE    PARK AVE      WEST 35TH      WEST 44TH
                                           -----------  -------------  -----------  -----------  -------------  -------------
REVENUES:
Rental revenue(a)........................                 $  12,604     $     247    $     152     $      64      $      12
Escalations and reimbursement revenues...                       859
Other income.............................                        89
                                                -----   -------------       -----        -----         -----             --
      Total revenues.....................                    13,552           247          152            64             12
                                                -----   -------------       -----        -----         -----             --
Equity in net income/(loss) of
  investees..............................   $     770
                                                -----   -------------       -----        -----         -----             --

EXPENSES:
Operating expenses(b)....................                     2,976          (221)        (128)          (37)           (62)
Real estate taxes........................                     1,741
Ground rent(c)...........................                     2,425            31
Interest.................................                     5,320
Depreciation and amortization(c).........                     2,510            24          (64)          (11)            (2)
                                                -----   -------------       -----        -----         -----             --
      Total expenses.....................                    14,972          (166)        (192)          (48)           (64)
                                                -----   -------------       -----        -----         -----             --
Income (loss) before minority interest...   $     770     $  (1,420)    $     413    $     344     $     112      $      76
                                                -----   -------------       -----        -----         -----             --
                                                -----   -------------       -----        -----         -----             --



                                               TOTAL
                                            ADJUSTMENTS
                                           -------------
REVENUES:
Rental revenue(a)........................    $  13,079
Escalations and reimbursement revenues...          859
Other income.............................           89
                                           -------------
      Total revenues.....................       14,027
                                           -------------
Equity in net income/(loss) of
  investees..............................          770
                                           -------------
EXPENSES:
Operating expenses(b)....................        2,528
Real estate taxes........................        1,741
Ground rent(c)...........................        2,456
Interest.................................        5,320
Depreciation and amortization(c).........        2,457
                                           -------------
      Total expenses.....................       14,502
                                           -------------
Income (loss) before minority interest...    $     295
                                           -------------
                                           -------------

------------------------

(a) Rental income is adjusted to reflect straight line amounts as of the acquisition date.

(b) Operating expenses are adjusted to eliminate management fees paid to the Service Corporations (Management fee income received by the Service Corporations was also eliminated.)

(c) Ground rent and depreciation and amortization were adjusted to reflect the purchase of the assets.

                             SL GREEN REALTY CORP.

                              DECEMBER 31, 1997
                                  (UNAUDITED)
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

    (D) To reflect the operations of the Service Corporations pursuant to the equity method of accounting for the period January 1, 1997 to August 20, 1997.

                                                                  EXPENSES
                                                  HISTORICAL    ATTRIBUTABLE     EQUITY
                                                    SERVICE        TO REIT     CONVERSION      TOTAL
                                                 CORPORATIONS        (A)           (B)      ADJUSTMENT
                                                 -------------  -------------  -----------  -----------
STATEMENT OF OPERATIONS:
  Management revenues..........................    $   1,268                                 $  (1,268)
  Leasing commissions..........................        3,464                                    (3,464)
  Construction revenues........................           77                                       (77)
  Equity in net income of Service
    Corporations...............................                                 $  (1,948)       1,948
  Other income.................................           11                                       (11)
                                                      ------          -----    -----------  -----------
      Total revenues...........................        4,820                       (1,948)      (2,872)
                                                      ------          -----    -----------  -----------

EXPENSES
  Operating expenses...........................        1,000                                    (1,000)
  Depreciation and amortization................           48                                       (48)
  Marketing, general and administrative........        2,189      $    (668)                    (1,521)
                                                      ------          -----    -----------  -----------
      Total expenses...........................        3,237           (668)                    (2,569)
                                                      ------          -----    -----------  -----------
      Income (loss)............................    $   1,583      $     668     $  (1,948)   $    (303)
                                                      ------          -----    -----------  -----------
                                                      ------          -----    -----------  -----------

------------------------

(a) Expenses are allocated to the Service Corporations and the Management LLC based upon the job functions of the employees.

(b) The equity in net income of the Service Corporations is computed as follows:

Historical Service Corporations income.............................................  $   1,583
Adjustment for management fees eliminated in the combined
  historical financial statements due to acquisition of
  partnerships interests...........................................................       (201)
Expenses attributable to REIT......................................................        668
                                                                                     ---------
Income.............................................................................  $   2,050
                                                                                     ---------
                                                                                     ---------
Equity in net income of Service Corporations' at 95 percent........................  $   1,948
                                                                                     ---------
                                                                                     ---------

                             SL GREEN REALTY CORP.

                               DECEMBER 31, 1997
                                  (UNAUDITED)
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

    (E) To reflect the operations of 1372 Broadway, 1140 Avenue of the Americas and 50 West 23rd Street for the period January 1, 1997 to August 20, 1997. Historical rental revenue was adjusted for straight line rents as of the acquisition date, historical operating expenses were reduced for management fees, the land lease on 1140 Avenue of the Americas was recorded, and depreciation and amortization based on cost was recorded.

                                                     1372 BROADWAY                      1140 AVENUE OF THE AMERICAS
                                       -----------------------------------------  ---------------------------------------
                                       HISTORICAL     ADJUSTMENT      PRO FORMA   HISTORICAL    ADJUSTMENT     PRO FORMA
                                       -----------  ---------------  -----------  -----------  -------------  -----------
REVENUES:

Rental revenue.......................   $   5,154      $     578      $   5,732    $   2,768     $     230     $   2,998
Escalations & reimbursement
  revenues...........................         713                           713          440                         440
Other income.........................       1,520                         1,520           61                          61
                                       -----------         -----     -----------  -----------        -----    -----------
    Total revenues...................       7,387            578          7,965        3,269           230         3,499
                                       -----------         -----     -----------  -----------        -----    -----------

EXPENSES:
Operating expenses...................       1,701           (181)         1,520        1,261          (130)        1,131
Ground rent..........................                                                                  268           268
Depreciation & amortization..........                        658            658                        271           271
Real estate taxes....................       1,396                         1,396          660                         660
                                       -----------         -----     -----------  -----------        -----    -----------
    Total expenses...................       3,097            477          3,574        1,921           409         2,330
                                       -----------         -----     -----------  -----------        -----    -----------
Income before minority interest......   $   4,290      $     101      $   4,391    $   1,348     $    (179)    $   1,169
                                       -----------         -----     -----------  -----------        -----    -----------
                                       -----------         -----     -----------  -----------        -----    -----------

                                                 50 WEST 23RD STREET
                                       ---------------------------------------    TOTAL
                                       HISTORICAL    ADJUSTMENT     PRO FORMA   PRO FORMA
                                       -----------  -------------  -----------  ---------
REVENUES:
Rental revenue.......................   $   3,303     $     221     $   3,524   $  12,254
Escalations & reimbursement
  revenues...........................         491                         491       1,644
Other income.........................           1                           1       1,582
                                       -----------        -----    -----------  ---------
    Total revenues...................       3,795           221         4,016      15,480
                                       -----------        -----    -----------  ---------
EXPENSES:
Operating expenses...................         876          (116)          760       3,411
Ground rent..........................                                                 268
Depreciation & amortization..........                       461           461       1,390
Real estate taxes....................         658                         658       2,714
                                       -----------        -----    -----------  ---------
    Total expenses...................       1,534           345         1,879       7,783
                                       -----------        -----    -----------  ---------
Income before minority interest......   $   2,261     $    (124)    $   2,137   $   7,697
                                       -----------        -----    -----------  ---------
                                       -----------        -----    -----------  ---------

    (F) To reflect the changes in interest expense as the result of the IPO financing transactions and the related adjustments to deferred financing expense.

                                                                          470         29           36           70
                                                          673 1ST AVE     PAS       W 35TH       W 44TH       W 36TH
                                                          -----------  ---------  -----------  -----------  -----------
Interest................................................   $  (1,123)  $  (1,025)               $    (593)   $    (339)
Depreciation and amortization...........................          30           9   $       3                       (47)
                                                          -----------  ---------          --        -----        -----
      Total expenses....................................      (1,093)     (1,016)          3         (593)        (386)
                                                          -----------  ---------          --        -----        -----
      Income before minority interest...................   $   1,093   $   1,016   $      (3)   $     593    $     386
                                                          -----------  ---------          --        -----        -----
                                                          -----------  ---------          --        -----        -----

                                                                               NEW
                                                               1414         MORTGAGE
                                                           AVE. AMERICAS      LOAN        TOTAL
                                                          ---------------  -----------  ---------
Interest................................................     $    (591)     $     663   $  (3,008)
Depreciation and amortization...........................           (29)            18         (16)
                                                                 -----          -----   ---------
      Total expenses....................................          (620)           681      (3,024)
                                                                 -----          -----   ---------
      Income before minority interest...................     $     620      $    (681)  $   3,024
                                                                 -----          -----   ---------
                                                                 -----          -----   ---------

                             SL GREEN REALTY CORP.

                               DECEMBER 31, 1997
                                  (UNAUDITED)
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

    (G) To reflect the operations of 110 East 42nd Street for the period January 1, 1997 to September 15, 1997, 17 Battery Place including the mortgage loan receivable for the period January 1, 1997 to December 18, 1997, and 633 Third Avenue for the period January 1, 1997 to December 31, 1997. Historical rental revenue was adjusted for straight line rents as of the acquisition date, historical operating expenses were reduced for management fees, and depreciation based on recorded cost. These acquisitions were funded by proceeds from the IPO and Revolving Credit Facility.

                                                                                                            633 THIRD
                                    110 EAST 42ND STREET                     17 BATTERY PLACE                AVENUE
                            -------------------------------------  -------------------------------------  -------------
                            HISTORICAL   ADJUSTMENT    PRO FORMA   HISTORICAL   ADJUSTMENT    PRO FORMA    HISTORICAL
                            -----------  -----------  -----------  -----------  -----------  -----------  -------------
REVENUES:


Rental revenue..........   $   3,499    $    (166)   $   3,333    $  12,458    $     742    $  13,200     $     809
  Escalation &
    reimbursement
    revenues..............         501                       501          889                       889
  Investment income.......                                                           1,782        1,782
  Other income............          14                        14           82                        82
                            -----------  -----------  -----------  -----------  -----------  -----------        -----
      Total revenues......       4,014         (166)       3,848       13,429        2,524       15,953           809
                            -----------  -----------  -----------  -----------  -----------  -----------        -----

EXPENSES:

  Operating expenses......       1,839         (147)       1,692        5,264         (410)       4,854           201
  Interest expense........
  Depreciation &
    amortization..........                      426          426                     1,627        1,627
  Real estate taxes.......       1,000                     1,000        2,075                     2,075           192
                            -----------  -----------  -----------  -----------  -----------  -----------        -----
      Total expenses......       2,839          279        3,118        7,339        1,217        8,556           393
                            -----------  -----------  -----------  -----------  -----------  -----------        -----
Income before minority
  interest................   $   1,175    $    (445)   $     730    $   6,090    $   1,307    $   7,397     $     416
                            -----------  -----------  -----------  -----------  -----------  -----------        -----
                            -----------  -----------  -----------  -----------  -----------  -----------        -----
                                                          TOTAL
                                                           PRO
                             ADJUSTMENT     PRO FORMA     FORMA
                            -------------  -----------  ---------
REVENUES:

Rental revenue..........    $     383     $   1,192   $  17,725
  Escalation &
    reimbursement
    revenues..............                                  1,390
  Investment income.......                                  1,782
  Other income............                                     96
                                  -----    -----------  ---------
      Total revenues......          383         1,192      20,993
                                  -----    -----------  ---------
EXPENSES:
  Operating expenses......                        201       6,747
  Interest expense........
  Depreciation &
    amortization..........          216           216       2,269
  Real estate taxes.......                        192       3,267
                                  -----    -----------  ---------
      Total expenses......          216           609      12,283
                                  -----    -----------  ---------
Income before minority
  interest................    $     167     $     583   $   8,710
                                  -----    -----------  ---------
                                  -----    -----------  ---------

                             SL GREEN REALTY CORP.

                               DECEMBER 31, 1997
                                  (UNAUDITED)
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

    (H) To reflect three of the Acquired Properties operations purchased after December 31, 1997 (420 Lexington Avenue, 1466 Broadway and 321 West 44th Street) for the year ended December 31, 1997. Historical rental revenue was adjusted for straight line rents and historical operating expenses were reduced for management fees and depreciation was recorded based on the recorded acquisition cost.

                                   420 LEXINGTON AVE                        1466 BROADWAY                321 WEST 44TH STREET
                         -------------------------------------  -------------------------------------  ------------------------
                         HISTORICAL   ADJUSTMENT    PRO FORMA   HISTORICAL   ADJUSTMENT    PRO FORMA   HISTORICAL   ADJUSTMENT
                         -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
Revenue:

Rental revenue.........   $  25,278    $     876    $  26,154    $   7,749    $     380    $   8,129    $   2,511    $     199
Escalation &
  reimbursement
  revenues.............       5,708                     5,708          760                       760        1,160
Other income...........         763                       763          225                       225           18
                         -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
    Total revenues.....      31,749          876       32,625        8,734          380        9,114        3,689          199
                         -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
Expenses:
Operating expenses.....      20,431         (442)      19,989        2,554         (151)       2,403        1,450         (111)
Depreciation &
  amortization.........                    2,516        2,516                     1,280        1,280                       350
Real estate taxes......       5,823                     5,823        1,931                     1,931          463
                         -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
    Total expenses.....      26,254        2,074       28,328        4,485        1,129        5,614        1,913          239
                         -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
Income before minority
  interest.............   $   5,495    $  (1,198)   $   4,297    $   4,249    $    (749)   $   3,500    $   1,776    $     (40)
                         -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
                         -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------


                                         TOTAL
                          PRO FORMA    PRO FORMA
                         -----------  -----------
Revenue:
Rental revenue.........   $   2,710    $  36,993
Escalation &
  reimbursement
  revenues.............       1,160        7,628
Other income...........          18        1,006
                         -----------  -----------
    Total revenues.....       3,888       45,627
                         -----------  -----------
Expenses:
Operating expenses.....       1,339       23,731
Depreciation &
  amortization.........         350        4,146
Real estate taxes......         463        8,217
                         -----------  -----------
    Total expenses.....       2,152       36,094
                         -----------  -----------
Income before minority
  interest.............   $   1,736    $   9,533
                         -----------  -----------
                         -----------  -----------

                             SL GREEN REALTY CORP.

                               DECEMBER 31, 1997
                                  (UNAUDITED)
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

    (I) To reflect the Acquisitions of 711 Third Avenue--Leasehold and 440 Ninth Avenue for the year ended December 31, 1997. Historical rental revenue was adjusted for straight line rents and historical operating expenses were reduced for management fees and ground lease adjustment and depreciation was calculated based on the estimated purchase prices.

                                      711 THIRD AVENUE--LEASEHOLD                        440 NINTH AVENUE
                                    -------------------------------------  ---------------------------------------     TOTAL
                                    HISTORICAL   ADJUSTMENT    PRO FORMA   HISTORICAL    ADJUSTMENT     PRO FORMA    PRO FORMA
                                    -----------  -----------  -----------  -----------  -------------  -----------  -----------
Revenue:
Rental revenue....................   $  10,097    $     541    $  10,638    $   3,923     $     205     $   4,128       14,766
Escalation & reimbursement
  revenues........................         353                       353        1,145                       1,145        1,498
Other income......................         847                       847           68                          68          915
                                    -----------  -----------  -----------  -----------        -----    -----------  -----------
    Total revenues................      11,297          541       11,838        5,136           205         5,341       17,179
                                    -----------  -----------  -----------  -----------        -----    -----------  -----------
Expenses:
Operating expenses................       5,434         (172)       5,262        1,948          (256)        1,692        6,954
Depreciation & amortization.......          --        1,640        1,640                        580           580        2,220
Real estate taxes.................       2,674                     2,674        1,123                       1,123        3,797
                                    -----------  -----------  -----------  -----------        -----    -----------  -----------
    Total expenses................       8,108        1,468        9,576        3,071           324         3,395       12,971
                                    -----------  -----------  -----------  -----------        -----    -----------  -----------
Income before minority interest...   $   3,189    $    (927)   $   2,262    $   2,065     $    (119)    $   1,946    $   4,208
                                    -----------  -----------  -----------  -----------        -----    -----------  -----------
                                    -----------  -----------  -----------  -----------        -----    -----------  -----------

                             SL GREEN REALTY CORP.

              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                               DECEMBER 31, 1997
                                  (UNAUDITED)
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

    (J) To reflect for 70 West 36th Street and 1414 Avenue of the Americas, depreciation expense adjustments for real property transfer taxes capitalized in connection with the Formation Transactions which are amortized over the remaining life of the commercial property ($4).

To reflect the amortization of deferred loan costs for the Revolving Credit Facility from January 1, 1997 ($500).

    (K) To reflect the increase in marketing, general and administrative expenses related to operations of a public company for the period January 1, 1997 to August 20, 1997 which includes the following:

Officers' compensation and related costs.............................  $     446
Professional fees....................................................        203
Directors' fees and insurance........................................        174
Printing and distribution costs......................................         87
Other................................................................         51
                                                                       ---------
                                                                       $     961
                                                                       ---------
                                                                       ---------

    The additional officers' compensation and related costs are attributable primarily to Employment Agreements with the officers as further described under the caption "Employment and Non Competition Agreement on Form S-11.

    (L) Represents the reclassifications of leasing commissions attributable to the Service Corporations since all leasing commissions are presently being recorded in the Service Corporations.

    (M) Represents the interest income from the excess cash on hand from proceeds from 1998 Offerings.

    (N) Represents the 9.3% interest of the minority shareholders in the Operating Partnership less Unit Holders 9.3% share of the preferred dividends and accretion totalling $905.

    (O) To adjust the provision for doubtful accounts based upon 2% of Pro Forma rental revenue.

    (P) Represents the 8% dividends and accretion on the Preferred Income Equity Mandatory Redeemable Shares. The difference between the carrying value and the redemption amount is being accreted using the interest method over ten years.

    (Q) Pro Forma income before extraordinary item per common share--basic is based upon 23,792,311 shares of common stock outstanding as of December 31, 1997. Pro Forma income before extraordinary item per common share--diluted is based upon 23,904,412 weighted average shares of common stock outstanding as of December 31, 1997, which gives effect to stock options (the preferred shares are anti-dilutive). As each operating partnership Unit is redeemable for cash, or at the Company's election, for one share of common stock, the calculation of earnings per share upon redemption will be unaffected as unitholders and stockholders share equally on a per unit and per share basis in the net income of the Company. Pursuant to the terms of the Partnership Agreement, the Unit holders that received Units at the IPO may not, for up to two years from the IPO date, transfer any of their rights or redeem their Units as a limited partner without the consent of the Company.

     (R) To reflect the operations of 1412 Broadway for the year ended December 31, 1997, historical rental revenue was adjusted for straight line rents as of the Acquisition Date, historical operating expenses were reduced for management fees and depreciation was calculated based on recorded costs. The Acquisition was funded by proceeds from the revolving credit facility at a borrowing rate of 7% per annum.





                                       1412 BROADWAY--LEASEHOLD
                         -----------------------------------------------------------------
                           1998                      ADJUSTED      PRO FORMA
                         HISTORICAL   ADJUSTMENTS    HISTORCAL     ADJUSTMENT    PRO FORMA
                          ---------    ----------    ---------     ----------    ---------
Revenues:
  Rental revenue........  $ 7,628      $  309       $  7,937      $   439       $  8,376
  Escalation &
    reimbursement
    revenues............    1,159        (540)           619                         619
  Investment income.....
  Other income..........      559        (165)           394                         394
                          -------      ------      ---------     ----------    ---------
     Total revenues.....    9,346        (396)         8,950          439          9,389
                          -------      ------      ---------     ----------    ---------


Expenses:
  Operating expenses....    2,929        (292)         2,637         (240)         2,397
  Interest expense.....
  Depreciation &
    amortization........                               1,640          1,640
  Real estate taxes.....    1,778            8         1,786                       1,786
                          -------        ------     ---------     ----------   ---------
     Total expenses.....    4,707         (284)        4,423          1,400        5,823
                          -------        ------     ---------     ----------   ---------
Income before minority
  interest..............  $ 4,639       $ (112)     $  4,527      $   (961)     $  3,566
                          -------       -------     ---------     ----------   ---------
                          -------       -------     ---------     ----------   ---------

                         Report of Independent Auditors

To the Board of Directors of
SL Green Realty Corp.

We have audited the statement of revenues and certain expenses of the property at 1412 Broadway as described in Note 1, for the fiscal year ended April 30, 1998. The financial statement is the responsibility of 1412 Broadway's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of SL Green Realty Corp., and is not intended to be a complete presentation of 1412 Broadway's revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of 1412 Broadway as described in Note 1, for the fiscal year ended April 30, 1998, in conformity with generally accepted accounting principles.



                                                               ERNST & YOUNG LLP
New York, New York
June 5, 1998

                                  1412 Broadway

                   Statement of Revenues and Certain Expenses
                                    (Note 1)


                                                 TWO MONTHS       FISCAL YEAR
                                                   ENDED            ENDED
                                                  JUNE 30,         APRIL 30,
                                                   1998              1998
                                              --------------    --------------
                                               (unaudited)
Revenues (Notes 2 and 4):

   Base rents                                 $    1,637,498    $    7,627,820
   Tenant reimbursements                             183,853         1,159,413
   Other service income                              132,754           558,768
                                              --------------    --------------
Total revenues                                     1,954,105         9,346,001
                                              --------------    --------------

Certain expenses:
   Real estate taxes                                 290,702         1,778,330
   Management fees (Note 5)                           59,308           298,038
   Property operating expenses (Note 3)              545,300         2,631,433
                                              --------------    --------------
Total certain expenses                               895,310         4,707,801
                                              --------------    --------------

Revenues in excess of certain expenses        $    1,058,795    $    4,638,200
                                              --------------    --------------
                                              --------------    --------------


See accompanying notes to statement of revenue and certain expenses.

                                  1412 Broadway

               Notes to Statement of Revenues and Certain Expenses

                                 April 30, 1998


1. Basis of Presentation

Presented herein is the statement of revenues and certain expenses related to the operation of an office building, located at 1412 Broadway (the "Property"), owned by Bruce S. Brickman & Associates, Inc. The Property is located in Manhattan, New York. Macklowe Properties, Inc. entered into a contract to purchase this Property, which was subsequently purchased by SL Green Realty Corp.

The accompanying financial statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate property. Accordingly, the financial statement excludes certain expenses that may not be comparable to those expected to be incurred by SL Green Realty Corp. in the proposed future operations of the aforementioned Property. Items excluded consist of interest, depreciation and general and administrative expenses not directly related to the future operations.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statement and accompanying notes. Actual results could differ from those estimates.

The statement of revenues and certain expenses for the two months ended June 30, 1998 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the statement of revenues and certain expenses for this interim period have been included. The results of interim periods are not necessarily indicative of the results to be obtained for a full fiscal year.

2. Lease and Revenue Recognition

The Property is being leased to tenants under operating leases. Minimum rental income is generally recognized on a straight-line basis over the term of the lease. The excess of amounts so recognized over amounts due pursuant to the underlying leases amounted to approximately $408,000 and $82,000 (unaudited) for the fiscal year ended April 30, 1998 and the two months ended June 30, 1998, respectively. The lease agreements generally contain provisions for reimbursement of real estate taxes and operating expenses over base year amounts, as well as fixed increases in rent.

                                  1412 Broadway

2. Lease and Revenue Recognition (continued)

The Property consists of a multi-tenant office building with retail space whose tenant leases expire at various dates through January 2012.

3. Property Operating Expenses

Property operating expenses for the fiscal year ended April 30, 1998 include $64,764 for insurance, $813,905 for utilities, $307,890 in repair and maintenance costs, $71,944 in administrative costs, $202,397 for security, $639,828 for cleaning and $530,705 in payroll (maintenance). For the two months ended June 30, 1998 (unaudited) property operating expenses includes $12,964 for insurance $172,216 for utilities, $81,766 in repair and maintenance costs, $7,299 in administrative costs, $30,848 for security, $153,238 for cleaning and $86,969 for payroll (maintenance).

4. Significant Tenants

Approximately 46% and 45% of revenue for the fiscal year ended April 30, 1998 and for the two months ended June 30, 1998 (unaudited), respectively, was derived from five tenants.

5. Management and Leasing Agreement

The Property is managed and leased by Bruce S. Brickman & Associates, Inc. This management company provides property management services to the Property for a base amount and a certain percentage of cash collections. The services provided by the management company are terminable within 60 days by either party in writing.

                                    1412 Broadway

6. Future Minimum Rents Schedule

Future minimum lease payments to be received by the Property as of April 30, 1998 under noncancelable operating leases are as follows:


         May 1, 1998 - December 31, 1998           $    5,110,373

         Year ended December 31
         1999                                           7,085,851
         2000                                           6,534,488
         2001                                           5,943,009
         2002                                           4,693,671
         2003                                           4,020,362
         Thereafter                                    12,645,346
                                                 ----------------
                                                 ----------------
         Total                                     $   46,033,100
                                                 ----------------
                                                 ----------------

